UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2018

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2018

Annual Report

to Shareholders

DWS Short Duration Fund

(formerly Deutsche Short Duration Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
13	Investment Portfolio
29	Statement of Assets and Liabilities
31	Statement of Operations
32	Statements of Changes in Net Assets
33	Financial Highlights
39	Notes to Financial Statements

54	Report of Independent Registered Public Accounting Firm
56	Information About Your Fund’s Expenses
57	Tax Information
58	Advisory Agreement Board Considerations and Fee Evaluation
63	Board Members and Officers
68	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Short Duration Fund

Letter to Shareholders

Dear Shareholder:

Earlier this year, we adopted our existing European brand, DWS, globally. In connection with that change, “DWS” has replaced “Deutsche” in most of our open-end mutual fund names, including share classes for certain money market funds which previously included the “Deutsche” in their names.

Building on more than 60 years of experience and a reputation for excellence in Germany and across Europe, DWS is known for the values that we see as core elements to our investors’ success: Excellence, Entrepreneurship, Sustainability and Integrity. We aim to demonstrate these qualities in all that we do.

Please remember that, as part of this name change, our website also has a new address: DWS.com. For your convenience, the deutschefunds.com address will remain live and automatically redirect you to our new site. As always, we invite you to visit us online frequently to access the most current insights from our CIO, economists and investment specialists.

Thank you for your ongoing trust in us. We look forward to bringing you the very best in investment insight, strategies and solutions for many years to come.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Short Duration Fund	|	3

Portfolio Management Review	(Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

DWS Short Duration Fund produced a total return of 0.73% for the 12 months ended September 30, 2018. The Fund’s benchmark, the Bloomberg Barclays 1–3 Year Government/Credit Index, produced a total return of 0.20% for the same period.

Management Process

Portfolio management uses a top-down and bottom-up approach, first focusing on sector allocations, then using relative value analysis to select the best securities within each sector. When selecting securities, portfolio management analyzes such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.

Fixed-income returns faced a headwind from rising U.S. Treasury yields over the 12-month period. For most of the period, sentiment with respect to assets that trade at a yield spread relative to U.S. Treasuries was supported by strong economic fundamentals. These included continued positive U.S. growth numbers, robust corporate earnings and an environment of arguably full employment. The passage of tax legislation at the end of 2017 that included a permanent reduction in corporate tax rates and incentives to accelerate capital investment fueled further optimism. Taken together, these factors outweighed concerns around the potential impact on global growth of increasingly protectionist U.S. trade policy and an escalating exchange of tariffs with China.

Given the backdrop of moderate growth and historically low unemployment, the U.S. Federal Reserve (the Fed) continued to gradually normalize monetary policy. In this vein, in October of 2017, the Fed began a phased process of reducing its holdings of mortgage-backed securities and Treasuries. The plan to reduce the Fed’s balance sheet had been

4	|	DWS Short Duration Fund

extensively foreshadowed, and while Treasury yields drifted higher the market impact was fairly modest. However, Treasury yields would spike higher in early 2018 as hiring and wage data surprised to the upside, raising the prospect of accelerated Fed action on hiking short term rates.

The Fed continued to incrementally raise its benchmark overnight lending rate toward a more neutral level over the period. The fed funds rate was increased by a quarter point on four occasions over the 12 months ended September 30, 2018, leaving the upper band of its target range at 2.25%, generally considered at the low end of normal. With core inflation hovering around its 2% target, the Fed’s Open Market Committee at its September 25 meeting signaled the likelihood of an additional increase in fed funds before the end of 2018.

“Sentiment	with respect to assets that trade at a yield spread relative to U.S. Treasuries was supported by strong economic fundamentals.”

U.S. Treasury yields finished the period notably higher, and the yield curve flattened as increases were more significant on shorter maturities. To illustrate, along the U.S. Treasury curve, the two-year yield rose from 1.44% to 2.81%, the five-year from 1.85% to 2.94%, the 10-year from 2.22% to 3.05%, the 20-year from 2.53% to 3.13% and the 30-year from 2.76% to 3.19%.

Positive and Negative Contributors to Performance

The Fund emphasizes maintaining yield through diversified holdings, downside risk management and exposure to a wide variety of fixed income sectors (diversification does not guarantee protection against loss).

The Fund had diversified exposure to securitized sectors during the period, including residential mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), collateralized mortgage obligations (CMOs) and collateralized loan obligations (CLOs). The allocation to securitized sectors was the largest positive contributor to the Fund’s performance versus the benchmark for the period, as spreads narrowed across asset classes and floating rate exposures provided protection from rising rates.

DWS Short Duration Fund	|	5

Within credit sectors, strong fundamentals outweighed some technical disruptions over the 12 months to drive spreads tighter. An overweight position in investment grade corporate issues was beneficial, in particular selective exposure to lower-rated industrials with strong internal credit outlooks. In addition, the Fund’s performance was aided by an out-of-benchmark allocation to high yield debt, where returns were boosted by strength in energy markets and strong liquidity profiles. Emerging market bonds overall were in slightly positive territory for the period as we reduced the Fund’s exposure to the segment based on volatile outlooks for a number of these countries.

Positioning with respect to overall portfolio duration (a measure of interest rate sensitivity based on when investors can expect payments of principal and interest from a bond) was short relative to the benchmark ahead of expected Fed rate hikes. Duration and yield curve positioning added to the Fund’s return for the period relative to the benchmark.

The Fund used interest rate derivatives, including swaps and U.S. Treasury futures, as part of implementing the Fund’s overall duration stance and positioning along the yield curve, as well as to hedge against some interest rate risks. Currency forwards were used for hedging a small allocation to non-U.S.-dollar-denominated bonds, as well as for tactically shifting currency exposures, adding modestly to returns for the period.

Outlook and Positioning

As of September 30, 2018, the bulk of the portfolio was allocated as follows: 46.5% to investment-grade corporate bonds, 31.4% to securitized assets including MBS, ABS, CMBS, CLOs and CMOs, 7.9% to U.S. Treasuries, 5.9% to emerging markets, 4.2% to U.S. high-yield corporate bonds, and 2.3% to government-related bonds. At quarter end, the Fund’s overall duration was 1.71 years vs. 1.93 years for the benchmark.

While the Fed is getting closer to a neutral rate stance and investments now provide incremental income versus inflation rates, the Fund is positioned somewhat defensively with a bias toward capital preservation and a shorter duration than the benchmark. At quarter end, the Fund held approximately 25% in floating rate assets. From a credit perspective, corporate profitability remains strong for now, with downgrades and defaults very low by historical standards. The Fund’s credit exposure remains broadly diversified, maintaining an up-in-quality focus with respect to lower-quality exposures within both corporate and securitized assets.

6	|	DWS Short Duration Fund

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2006.

–	Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

–	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

–	Co-Head of US Credit - Head of US High Yield Bonds and Loans: New York.

–	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Rick Smith, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–

Joined DWS in 2004 with 21 years of industry experience. Prior to joining, he served 11 years as a Fixed Income Investment Grade Portfolio Manager at MFS Investments. Previously, he worked as a Research Analyst at Salomon Brothers.

–	Senior Portfolio Manager: New York.

–	BA in Economics, Vassar College; MBA in Finance, Vanderbilt University.

Thomas J. Sweeney, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–

Joined DWS in 2005 with 4 years of industry experience. Prior to his current role, he served as a structured trader. Previously, he worked in the Technology division. Before joining, he developed portfolio analytics systems at Merrill Lynch as a part of their Private Investors Technology Group.

–	Portfolio Manager / Structured Finance Sector Head: New York

–	BS in Computer Science, Rutgers College.

Jeff Morton, CFA, Vice President

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–

Joined DWS in 2011 with 13 years of industry experience. Prior to joining, he served as a Portfolio Manager at Fischer Francis Trees and Watts. Previously, he worked as a Vice President at Credit Suisse and at Blackrock.

–	Fixed Income Portfolio Manager: New York.

–	BS in Major Industrial Management and Economics, Carnegie Mellon University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Short Duration Fund	|	7

Terms to Know

The Bloomberg Barclays 1–3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Asset-backed securities (ABS) are bonds backed by receivables from consumer debt such as credit cards, home equity loans and auto loans.

Collateralized-mortgage obligations (CMOs) are securities structured to provide investors with the right to receive specified cash flows from principal and interest payments on underlying mortgage pools.

Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

Collateralized loan obligations (CLOs) are securities structured to provide investors with the right to receive specified cash flows from principal and interest on underlying pools of business loans.

Credit spreads represent the incremental yield provided by lower quality securities.

Overweight means a fund holds a higher weighting in a given sector or security compared with its benchmark index. Underweight means a fund holds a lower weighting in a given sector or security.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Forwards are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

8	|	DWS Short Duration Fund

Performance Summary	September 30, 2018 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/18
Unadjusted for Sales Charge	0.73%	1.07%	2.13%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–2.04%	0.50%	1.84%
Bloomberg Barclays 1–3 Year Government/Credit Index†	0.20%	0.83%	1.67%

Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/18
Unadjusted for Sales Charge	0.73%	1.07%	2.11%
Adjusted for the Maximum Sales Charge (max 2.50% load)	–1.79%	0.56%	1.85%
Bloomberg Barclays 1–3 Year Government/Credit Index†	0.20%	0.83%	1.67%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/18
Unadjusted for Sales Charge	–0.03%	0.31%	1.36%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–0.03%	0.31%	1.36%
Bloomberg Barclays 1–3 Year Government/Credit Index†	0.20%	0.83%	1.67%

Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 9/30/18
No Sales Charges		0.98%	1.16%
Bloomberg Barclays 1–3 Year Government/Credit Index†		0.20%	0.82%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/18
No Sales Charges	0.87%	1.32%	2.37%
Bloomberg Barclays 1–3 Year Government/Credit Index†	0.20%	0.83%	1.67%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/18
No Sales Charges	0.98%	1.34%	2.41%
Bloomberg Barclays 1–3 Year Government/Credit Index†	0.20%	0.83%	1.67%

DWS Short Duration Fund	|	9

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2018 are 0.88%, 1.00%, 1.64%, 0.56%, 0.70% and 0.64% for Class A, T, C, R6, S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Class S shares of DWS Short Duration Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

10	|	DWS Short Duration Fund

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on August 25, 2014.

†

Bloomberg Barclays 1–3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years.

	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Net Asset Value
9/30/18	$8.54	$8.54	$8.53	$8.55	$8.56	$8.55
9/30/17	$8.69	$8.69	$8.68	$8.70	$8.72	$8.70
Distribution Information as of 9/30/18
Income Dividends, Twelve Months	$.21	$.21	$.15	$.23	$.23	$.23
September Income Dividend	$.0190	$.0190	$.0137	$.0208	$.0208	$.0208
SEC 30-day Yield‡‡	2.78%	2.87%	2.12%	3.11%	3.11%	3.11%
Current Annualized Distribution Rate‡‡	2.67%	2.67%	1.93%	2.92%	2.92%	2.92%

‡‡

The SEC yield is net investment income per share earned over the month ended September 30, 2018, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.74%, 2.82%, 2.06%, 3.07%, 2.96% and 3.08% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2018. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.62%, 2.63%, 1.87%, 2.88%, 2.76% and 2.89% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS Short Duration Fund	|	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/18	9/30/17
Corporate Bonds	57%	55%
Asset-Backed	18%	16%
Government & Agency Obligations	10%	14%
Commercial Mortgage-Backed Securities	7%	6%
Collateralized Mortgage Obligations	5%	6%
Cash Equivalents	2%	1%
Mortgage-Backed Securities Pass-Throughs	1%	2%
Convertible Bonds	0%	0%
Common Stocks	0%	0%
Loan Participations and Assignments	0%	0%
	100%	100%

Quality (Excluding Securities Lending Collateral and Cash Equivalents)	9/30/18	9/30/17
AAA	24%	26%
AA	17%	14%
A	19%	19%
BBB	32%	31%
BB	4%	6%
B	2%	3%
C	0%	—
CCC	0%	0%
Not Rated	2%	1%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	9/30/18	9/30/17
Effective Maturity	2.5 years	2.7 years
Effective Duration	1.7 years	2.0 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 68 for contact information.

12	|	DWS Short Duration Fund

Investment Portfolio	as of September 30, 2018

	Principal Amount ($)	Value ($)
Corporate Bonds 56.6%
Communication Services 1.4%
AT&T, Inc., 2.45%, 6/30/2020	4,360,000	4,301,730
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020	850,000	864,875
Series T, 5.8%, 3/15/2022	1,000,000	1,017,500
Frontier Communications Corp., 8.125%, 10/1/2018 (a)	850,000	850,000
Interpublic Group of Companies, Inc., 3.5%, 10/1/2020	1,480,000	1,480,132
Oztel Holdings SPC Ltd., 144A, 5.625%, 10/24/2023	1,680,000	1,701,000
Sprint Spectrum Co., LLC, 144A, 3.36%, 3/20/2023	465,000	463,256
VEON Holdings BV, 144A, 3.95%, 6/16/2021	1,590,000	1,544,176

		12,222,669

Consumer Discretionary 6.0%
Ally Financial, Inc., 3.25%, 11/5/2018	165,000	164,934
American Axle & Manufacturing, Inc., 6.625%, 10/15/2022 (a)	2,324,000	2,373,385
Charter Communications Operating LLC, 3.579%, 7/23/2020	4,130,000	4,132,333
D.R. Horton, Inc., 2.55%, 12/1/2020	2,070,000	2,027,627
Discovery Communications LLC, 2.2%, 9/20/2019	1,065,000	1,056,663
Ford Motor Credit Co., LLC:
2.343%, 11/2/2020	6,000,000	5,831,989
4.14%, 2/15/2023	6,000,000	5,901,974
General Motors Co.:
3-month USD-LIBOR + 0.900%, 3.227%**, 9/10/2021	3,000,000	2,998,869
3.5%, 10/2/2018	380,000	380,000
General Motors Financial Co., Inc.:
3.2%, 7/13/2020	3,195,000	3,185,774
3-month USD-LIBOR + 0.990%, 3.327%**, 1/5/2023	4,000,000	4,007,099
Hyundai Capital America:
144A, 2.5%, 3/18/2019	5,000,000	4,988,851
144A, 3-month USD-LIBOR + 0.940%, 3.261%**, 7/8/2021	5,000,000	5,012,762
144A, 3.45%, 3/12/2021	2,667,000	2,636,919
Newell Brands, Inc.:
2.6%, 3/29/2019	939,000	937,632
3.15%, 4/1/2021	2,000,000	1,967,931
Nissan Motor Acceptance Corp., 144A, 3.65%, 9/21/2021	2,612,000	2,618,603
Rivers Pittsburgh Borrower LP, 144A, 6.125%, 8/15/2021	80,000	79,800
Royal Caribbean Cruises Ltd., 2.65%, 11/28/2020	1,980,000	1,946,955
TRI Pointe Group, Inc., 4.875%, 7/1/2021	1,375,000	1,375,000

		53,625,100

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	13

	Principal Amount ($)	Value ($)
Consumer Staples 2.6%
BAT Capital Corp., 144A, 2.764%, 8/15/2022	5,265,000	5,073,040
General Mills, Inc., 3-month USD-LIBOR + 0.540%, 2.879%**, 4/16/2021	821,000	824,822
Keurig Dr Pepper, Inc., 144A, 3.551%, 5/25/2021	4,472,000	4,463,888
Kraft Heinz Foods Co.:
2.8%, 7/2/2020	3,890,000	3,856,809
3.5%, 7/15/2022	4,000,000	3,969,547
MARB BondCo PLC, 144A, 6.875%, 1/19/2025	2,000,000	1,860,000
Natura Cosmeticos SA, 144A, 5.375%, 2/1/2023 (a)	2,180,000	2,114,600
Tyson Foods, Inc., 2.25%, 8/23/2021	1,155,000	1,111,681

		23,274,387

Energy 5.8%
Andeavor Logistics LP, 3.5%, 12/1/2022	330,000	324,941
Buckeye Partners LP, 4.15%, 7/1/2023	1,436,000	1,415,377
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023 (a)	2,500,000	2,553,125
Chesapeake Energy Corp., 7.0%, 10/1/2024	1,975,000	1,975,000
Continental Resources, Inc., 5.0%, 9/15/2022	2,000,000	2,029,000
Enbridge, Inc., 2.9%, 7/15/2022	1,195,000	1,159,093
Energy Transfer Equity LP, 4.25%, 3/15/2023	880,000	874,500
Energy Transfer Partners LP, 4.15%, 10/1/2020	3,850,000	3,899,597
EQT Corp., 2.5%, 10/1/2020	5,000,000	4,880,604
Kinder Morgan Energy Partners LP, 2.65%, 2/1/2019	10,000,000	9,992,757
MarkWest Energy Partners LP, 4.875%, 6/1/2025	2,500,000	2,498,365
ONEOK Partners LP, 3.8%, 3/15/2020	4,500,000	4,518,280
Petroleos Mexicanos:
5.375%, 3/13/2022	714,000	735,420
6.375%, 2/4/2021	2,000,000	2,097,020
Precision Drilling Corp., 6.5%, 12/15/2021	1,348,533	1,368,761
Range Resources Corp., 5.0%, 8/15/2022	2,200,000	2,175,250
Shelf Drilling Holdings Ltd., 144A, 8.25%, 2/15/2025	2,970,000	3,062,812
Southwestern Energy Co., 4.1%, 3/15/2022	2,200,000	2,191,750
SRC Energy, Inc., 6.25%, 12/1/2025	1,420,000	1,334,800
Sunoco LP, 144A, 4.875%, 1/15/2023	815,000	806,850
Transocean Guardian Ltd., 144A, 5.875%, 1/15/2024	265,000	267,319
Whiting Petroleum Corp., 5.75%, 3/15/2021	2,000,000	2,050,000

		52,210,621

Financials 28.3%
ABN AMRO Bank NV, 144A, 3.4%, 8/27/2021	4,024,000	4,008,061
AEGON Funding Co., LLC, 5.75%, 12/15/2020	4,500,000	4,708,509
AerCap Ireland Capital DAC, 3.95%, 2/1/2022	2,585,000	2,577,833
Air Lease Corp., 2.125%, 1/15/2020	4,065,000	4,000,986

The accompanying notes are an integral part of the financial statements.

14	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Aircastle Ltd.:
4.4%, 9/25/2023	2,534,000	2,534,338
5.5%, 2/15/2022	3,000,000	3,118,252
ANZ New Zealand International Ltd., 144A, 2.2%, 7/17/2020	3,000,000	2,939,674
Ares Capital Corp., 3.625%, 1/19/2022	8,000,000	7,821,969
AXA Equitable Holdings, Inc., 144A, 3.9%, 4/20/2023	6,010,000	5,966,089
Banco BTG Pactual SA, 144A, 5.5%, 1/31/2023	765,000	720,401
Banco del Estado de Chile, 144A, 2.668%, 1/8/2021	1,045,000	1,020,192
Banco Hipotecario SA, 144A, 9.75%, 11/30/2020	1,000,000	992,500
Banco Nacional de Costa Rica, 144A, 4.875%, 11/1/2018	2,000,000	1,985,600
Banco Santander SA, 3.125%, 2/23/2023	6,200,000	5,884,189
Bank of America Corp., 2.625%, 4/19/2021	11,000,000	10,823,417
Banque Federative du Credit Mutuel SA, 144A, 2.75%, 1/22/2019	11,000,000	11,001,457
BPCE SA, 144A, 3.0%, 5/22/2022	1,500,000	1,449,944
Capital One NA, 1.85%, 9/13/2019	9,715,000	9,608,908
CBQ Finance Ltd., 144A, 7.5%, 11/18/2019	2,000,000	2,057,600
Citigroup, Inc., 2.45%, 1/10/2020	8,000,000	7,930,163
Citizens Bank NA, 2.5%, 3/14/2019	4,000,000	3,996,214
Compass Bank, 3-month USD-LIBOR + 0.730%, 3.061%**, 6/11/2021	6,000,000	6,011,463
Corp. Financiera de Desarrollo SA, 144A, 3.25%, 7/15/2019	2,000,000	1,998,200
Credit Agricole SA, 144A, 3.375%, 1/10/2022	8,000,000	7,848,691
Credit Suisse Group AG, 144A, 3.574%, 1/9/2023	5,000,000	4,899,990
Dexia Credit Local SA, 144A, 1.875%, 9/15/2021	5,000,000	4,811,705
Discover Bank:
3.35%, 2/6/2023	2,190,000	2,126,656
4.682%, 8/9/2028	2,500,000	2,474,300
Fifth Third Bank, 1.625%, 9/27/2019	4,415,000	4,360,817
FS Investment Corp., 4.25%, 1/15/2020	5,000,000	5,003,114
Global Bank Corp., 144A, 4.5%, 10/20/2021 (a)	2,875,000	2,849,125
HSBC U.S.A., Inc., 2.75%, 8/7/2020	8,000,000	7,933,702
Huarong Finance 2017 Co., Ltd., REG S, 3.375%, 1/24/2020	2,500,000	2,469,403
ICICI Bank Ltd., 144A, 3.5%, 3/18/2020	1,750,000	1,736,025
ING Groep NV:
3.15%, 3/29/2022	1,580,000	1,541,164
3-month USD-LIBOR + 1.000%, 3.398%**, 10/2/2023 (b)	6,000,000	5,998,560
Intesa Sanpaolo SpA, 144A, 3.125%, 7/14/2022	2,955,000	2,745,807
JPMorgan Chase & Co., 3-month USD-LIBOR + 0.610%, 2.947%**, 6/18/2022	4,000,000	4,008,284
KeyBank NA, 1.6%, 8/22/2019	660,000	652,915
Lloyds Banking Group PLC, 3.1%, 7/6/2021	1,160,000	1,143,227
Macquarie Group Ltd., 144A, 3.0%, 12/3/2018	11,000,000	11,008,287
Morgan Stanley, 2.5%, 1/24/2019	10,000,000	9,994,306
Natwest Markets PLC, 5.625%, 8/24/2020	3,000,000	3,100,463

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	15

	Principal Amount ($)	Value ($)
Regions Financial Corp., 3.2%, 2/8/2021	6,000,000	5,972,037
Santander Holdings U.S.A., Inc., 3.4%, 1/18/2023	6,150,000	5,930,612
Santander UK PLC, 2.125%, 11/3/2020	5,455,000	5,307,450
Skandinaviska Enskilda Banken AB:
1.5%, 9/13/2019	6,000,000	5,922,012
144A, 2.375%, 3/25/2019	2,905,000	2,897,415
Standard Chartered PLC, 144A, 4.247%, 1/20/2023 (b)	4,160,000	4,155,345
Suncorp-Metway Ltd.:
144A, 2.1%, 5/3/2019	1,045,000	1,040,611
144A, 2.375%, 11/9/2020	5,000,000	4,863,205
SunTrust Bank, 3.502%, 8/2/2022	3,370,000	3,358,538
Svenska Handelsbanken AB, Series FR56, 3-month USD-LIBOR + 0.470%, 2.782%**, 5/24/2021	6,000,000	6,018,986
Synchrony Bank, 3.0%, 6/15/2022	10,300,000	9,873,498
Synchrony Financial, 3.0%, 8/15/2019	1,573,000	1,569,795
The Goldman Sachs Group, Inc., 2.0%, 4/25/2019	5,445,000	5,424,410

		252,196,414

Health Care 1.8%
Bayer U.S. Finance II LLC, 144A, 3-month USD-LIBOR + 0.630%, 3.003%**, 6/25/2021	3,435,000	3,448,339
Becton, Dickinson & Co.:
2.133%, 6/6/2019	2,000,000	1,988,132
3-month USD-LIBOR + 0.875%, 3.261%**, 12/29/2020	1,698,000	1,700,516
CVS Health Corp., 3.125%, 3/9/2020	4,745,000	4,745,669
Mylan NV, 3.15%, 6/15/2021	2,500,000	2,462,664
Teva Pharmaceutical Finance Netherlands III BV, 1.7%, 7/19/2019	1,539,000	1,513,973

		15,859,293

Industrials 1.9%
Adani Ports & Special Economic Zone Ltd., 144A, 3.5%, 7/29/2020	2,500,000	2,465,455
Avolon Holdings Funding Ltd., 144A, 5.125%, 10/1/2023	670,000	677,223
CNH Industrial Capital LLC, 3.875%, 10/15/2021	2,185,000	2,178,889
Delta Air Lines, Inc., 3.4%, 4/19/2021	1,818,000	1,806,797
Fortive Corp., 1.8%, 6/15/2019	113,000	111,922
Harris Corp., 2.7%, 4/27/2020	1,890,000	1,871,309
Park Aerospace Holdings Ltd., 144A, 4.5%, 3/15/2023	1,750,000	1,708,438
Ryder System, Inc., 3.5%, 6/1/2021	1,910,000	1,908,251
Spirit AeroSystems, Inc., 3-month USD-LIBOR + 0.800%, 3.134%**, 6/15/2021	2,927,000	2,933,327
Wabtec Corp., 3-month USD-LIBOR + 1.050%, 3.382%**, 9/15/2021	980,000	981,998

		16,643,609

The accompanying notes are an integral part of the financial statements.

16	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Information Technology 3.5%
Broadcom Corp., 2.375%, 1/15/2020	5,000,000	4,941,338
Dell International LLC:
144A, 3.48%, 6/1/2019	6,620,000	6,636,727
144A, 5.875%, 6/15/2021	480,000	494,389
Fidelity National Information Services, Inc., 2.25%, 8/15/2021	4,550,000	4,393,564
Fiserv, Inc., 3.8%, 10/1/2023	1,880,000	1,879,534
Hewlett Packard Enterprise Co., 3-month USD-LIBOR + 0.720%, 3.105%**, 10/5/2021	2,090,000	2,092,010
Microchip Technology, Inc., 144A, 3.922%, 6/1/2021	2,902,000	2,884,998
Seagate HDD Cayman:
3.75%, 11/15/2018	2,480,000	2,479,270
4.25%, 3/1/2022	1,250,000	1,242,188
Tencent Holdings Ltd., 144A, 3-month USD-LIBOR + 0.605%, 2.947%**, 1/19/2023	1,180,000	1,175,968
VMware, Inc., 2.95%, 8/21/2022	3,200,000	3,080,153

		31,300,139
Materials 1.8%
AK Steel Corp., 7.625%, 10/1/2021 (a)	1,500,000	1,528,125
AngloGold Ashanti Holdings PLC, 5.375%, 4/15/2020	2,500,000	2,544,025
CF Industries, Inc., 144A, 3.4%, 12/1/2021	535,000	526,953
Chemours Co., 6.625%, 5/15/2023	1,552,000	1,621,204
Gold Fields Orogen Holdings BVI Ltd., 144A, 4.875%, 10/7/2020	3,000,000	2,970,000
Hudbay Minerals, Inc., 144A, 7.25%, 1/15/2023	300,000	308,283
International Flavors & Fragrances, Inc., 3.4%, 9/25/2020	1,230,000	1,231,205
NOVA Chemicals Corp., 144A, 4.875%, 6/1/2024	1,260,000	1,213,065
OCI NV, 144A, 6.625%, 4/15/2023	594,000	614,790
Syngenta Finance NV, 144A, 3.698%, 4/24/2020	1,429,000	1,425,758
The Mosaic Co., 3.25%, 11/15/2022	2,515,000	2,456,202

		16,439,610

Real Estate 2.7%
American Tower Corp., (REIT), 3.4%, 2/15/2019	6,126,000	6,136,603
Government Properties Income Trust, (REIT), 3.75%, 8/15/2019	4,850,000	4,868,093
Qatari Diar Finance Co., 144A, 5.0%, 7/21/2020	2,000,000	2,050,460
Realty Income Corp., (REIT), 3.25%, 10/15/2022	4,480,000	4,422,590
SBA Communications Corp., (REIT), 4.0%, 10/1/2022	1,200,000	1,176,000
Select Income REIT, (REIT), 4.15%, 2/1/2022	5,000,000	4,950,645
VEREIT Operating Partnership LP, (REIT), 4.125%, 6/1/2021	490,000	494,453

		24,098,844

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	17

	Principal Amount ($)	Value ($)
Utilities 0.8%
Dominion Energy, Inc., Series B, 1.6%, 8/15/2019	1,300,000	1,285,014
Israel Electric Corp., Ltd., 144A, 7.25%, 1/15/2019	833,000	840,806
Korea East-West Power Co., Ltd., 144A, 2.625%, 6/19/2022	2,665,000	2,554,938
Vistra Energy Corp., 7.375%, 11/1/2022	2,500,000	2,596,875

		7,277,633
Total Corporate Bonds (Cost $509,828,106)		505,148,319

Mortgage-Backed Securities Pass-Throughs 0.6%
Federal Home Loan Mortgage Corp., 3.0%, 4/1/2027	1,820,662	1,807,256
Federal National Mortgage Association, 3.0%, 5/1/2027	2,751,486	2,725,357
Government National Mortgage Association:
6.0%, with various maturities from 1/15/2022 until 1/15/2039	285,605	298,249
9.5%, 7/15/2020	92	93

Total Mortgage-Backed Securities Pass-Throughs (Cost $5,137,519)		4,830,955

Asset-Backed 17.8%
Automobile Receivables 5.4%
AmeriCredit Automobile Receivables Trust:
“B”, Series 2016-3, 1.8%, 10/8/2021	4,570,000	4,516,091
“B”, Series 2016-4, 1.83%, 12/8/2021	2,785,000	2,749,161
“C”, Series 2015-3, 2.73%, 3/8/2021	1,750,000	1,748,459
“C”, Series 2016-2, 2.87%, 11/8/2021	1,750,000	1,746,132
“C”, Series 2015-4, 2.88%, 7/8/2021	2,250,000	2,247,203
“D”, Series 2017-1, 3.13%, 1/18/2023	3,420,000	3,371,642
“D”, Series 2015-3, 3.34%, 8/8/2021	4,331,000	4,343,752
Avis Budget Rental Car Funding AESOP LLC:
“B”, Series 2014-2A, 144A, 3.29%, 2/20/2021	4,000,000	3,980,957
“C”, Series 2015-1A, 144A, 3.96%, 7/20/2021	2,000,000	1,983,019
CPS Auto Receivables Trust:
“C”, Series 2018-A, 144A, 3.05%, 12/15/2023	3,350,000	3,308,624
“C”, Series 2016-B, 144A, 4.22%, 3/15/2022	3,000,000	3,026,458
“D”, Series 2014-A, 144A, 5.11%, 2/18/2020	1,660,000	1,670,306
“D”, Series 2014-D, 144A, 5.33%, 11/16/2020	2,140,000	2,174,129
CPS Auto Trust, “C”, Series 2016-D, 144A, 2.9%, 1/17/2023	1,500,000	1,492,352
Hertz Vehicle Financing II LP, “A”, Series 2017-2A, 144A, 3.29%, 10/25/2023	4,000,000	3,892,306
Navistar Financial Corp. Owner Trust, “A”, Series 2018-1A, 144A, 1-month USD-LIBOR + 0.63%, 2.798%**, 9/25/2023	1,250,000	1,250,981

The accompanying notes are an integral part of the financial statements.

18	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Santander Drive Auto Receivables Trust:
“B”, Series 2016-2, 2.08%, 2/16/2021	708,950	708,160
“C”, Series 2015-4, 2.97%, 3/15/2021	1,931,958	1,933,728
“B”, Series 2018-2, 3.03%, 9/15/2022	2,050,000	2,041,115

		48,184,575

Credit Card Receivables 1.8%
BA Credit Card Trust, “A2”, Series 2017-A2, 1.84%, 1/17/2023	1,550,000	1,515,216
Master Credit Card Trust II, “C”, Series 2017-1A, 144A, 3.06%, 7/21/2021	2,920,000	2,898,892
Synchrony Card Issuance Trust, “A1”, Series 2018-A1, 3.38%, 9/15/2024	4,080,000	4,080,000
Synchrony Credit Card Master Note Trust, “C”, Series 2017-2, 3.01%, 10/15/2025	2,352,000	2,272,990
World Financial Network Credit Card Master Trust, “M”, Series 2016-A, 2.33%, 4/15/2025	5,000,000	4,799,364

		15,566,462

Home Equity Loans 0.2%
Ameriquest Mortgage Securities, Inc., “A6”, Series 2003-5, 4.173%**, 4/25/2033	67,231	67,467
GMAC Mortgage Corp. Loan Trust, “A5”, Series 2003-HE2, 4.59%, 4/25/2033	7	7
Home Loan Trust, “A7”, Series 2001-HI4, 7.24%, 10/25/2026	21,267	21,159
NovaStar Mortgage Funding Trust, “M3”, Series 2004-3, 1-month USD-LIBOR + 1.050%, 3.266%**, 12/25/2034	395,501	394,655
People’s Choice Home Loan Securities Trust, “A3”, Series 2004-1, 1-month USD-LIBOR + 1.040%, 3.256%**, 6/25/2034	1,508,945	1,519,922

		2,003,210

Manufactured Housing Receivables 0.0%
Lehman ABS Manufactured Housing Contract Trust, “A6”, Series 2001-B, 6.467%, 4/15/2040	58,724	59,226

Miscellaneous 9.6%
A Voce CLO Ltd., “A1R”, Series 2014-1A, 144A, 3-month USD-LIBOR + 1.160%, 3.499%**, 7/15/2026	3,000,000	3,000,234
ALM V Ltd., “A1R3”, Series 2012-5A, 144A, 3-month USD-LIBOR + 0.910%, 3.243%**, 10/18/2027	680,000	679,104
ALM VIII Ltd., “A1R”, Series 2013-8A, 144A, 3-month USD-LIBOR + 1.490%, 3.83% **, 10/15/2028	3,750,000	3,751,084
Apidos CLO XXIV, “A1BR”, Series 2016-24A,144A, 3-month USD-LIBOR + 1.450%, 3.603%**, 10/20/2030	3,400,000	3,397,924
Ares XXIX CLO Ltd., “A2R”, Series 2014-1A, 144A, 3-month USD-LIBOR + 1.600%, 3.936%**, 4/17/2026	10,000,000	10,000,100

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	19

	Principal Amount ($)	Value ($)
Atrium XI, “BR”, Series 11A, 144A, 3-month USD-LIBOR + 1.500%, 3.847%**, 10/23/2025	750,000	749,986
Babson CLO Ltd., “BR”, Series 2015-IA, 144A, 3-month USD-LIBOR + 1.400%, 3.748%**, 1/20/2031	2,000,000	1,987,028
Bristol Park CLO Ltd., “A”, Series 2016-1A, 144A, 3-month USD-LIBOR + 1.420%, 3.76%**, 4/15/2029	3,750,000	3,752,906
Carlyle Global Market Strategies CLO Ltd., “BR2”, Series 2014-1A, 144A, 3-month USD-LIBOR + 1.400%, 3.736%**, 4/17/2031	4,000,000	3,972,512
Countrywide Home Equity Loan Trust, “2A”, Series 2006-I, 1-month USD-LIBOR + 0.140%, 2.298%**, 1/15/2037	2,035,435	1,923,650
Credit-Based Asset Servicing and Securitization LLC, “AF2”, Series 2006-CB2, 3.468%**, 12/25/2036	2,585,740	2,343,263
Dell Equipment Finance Trust:
“A3”, Series 2016-1, 144A, 1.65%, 7/22/2021	574,859	574,369
“C”, Series 2017-2, 144A, 2.73%, 10/24/2022	1,250,000	1,231,775
“C”, Series 2018-1,144A, 3.53%, 6/22/2023	500,000	499,159
Domino’s Pizza Master Issuer LLC, “A2II”, Series 2017-1A, 144A, 3.082%, 7/25/2047	9,900,000	9,561,816
Flatiron CLO Ltd., “B”, Series 2018-1A, 144A, 3-month USD-LIBOR + 1.350%, 3.817%**, 4/17/2031	2,500,000	2,474,880
Galaxy XV CLO Ltd., “AR”, Series 2013-15A, 144A, 3-month USD-LIBOR + 1.200%, 3.539%**, 10/15/2030	330,000	330,133
Neuberger Berman Loan Advisers CLO Ltd.:
“A2”, Series 2018-29A, 144A, 3-month USD-LIBOR + 1.400%, 3.836%**, 10/19/2031	2,000,000	1,996,547
“B”, Series 2018-27A, 144A, 3-month USD-LIBOR + 1.400%, 3.739%**, 1/15/2030	6,000,000	5,942,604
NRZ Excess Spread-Collateralized Notes, “B”, Series 2018-PLS1, 144A, 3.588%, 1/25/2023	1,875,841	1,856,986
Oak Hill Credit Partners X Ltd., “AR”, Series 2014-10A, 144A, 3-month USD-LIBOR + 1.130%, 3.478%**, 7/20/2026	1,150,000	1,150,358
Octagon Investment Partners XVI Ltd., “BR”, Series 2013-1A, 144A, 3-month USD-LIBOR + 1.600%, 3.936%**, 7/17/2030	5,500,000	5,499,472
Octagon Investment Partners XXI Ltd., “A1AR”, Series 2014-1A, 144A, 3-month USD-LIBOR + 1.350%, 3.67%**, 11/14/2026	2,200,000	2,201,186
Taco Bell Funding LLC, “A2I”, Series 2016-1A, 144A, 3.832%, 5/25/2046	2,334,450	2,334,357
Verizon Owner Trust, “A1A”, Series 2017-3A, 144A, 2.06%, 4/20/2022	4,450,000	4,381,994
Voya CLO Ltd.:
“A1R”, Series 2015-1A, 144A, 3-month USD-LIBOR + 0.900%, 3.233%** , 1/18/2029	3,015,000	3,009,383
“A1R”, Series 2014-2A, 144A, 3-month USD-LIBOR + 1.250%, 3.586%** , 4/17/2030	6,950,000	6,959,188

		85,561,998

The accompanying notes are an integral part of the financial statements.

20	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Student Loans 0.8%
SLM Student Loan Trust:
“A6”, Series 2004-1, 144A, 3-month USD-LIBOR + 0.750%, 3.085%** , 7/25/2039	5,500,000	5,472,500
“A4”, Series 2008-5, 3-month USD-LIBOR + 1.700%, 4.035%** , 7/25/2023	1,950,210	2,000,996

		7,473,496
Total Asset-Backed (Cost $159,598,284)		158,848,967

Commercial Mortgage-Backed Securities 7.6%
Atrium Hotel Portfolio Trust, “B”, Series 2018-ATRM,144A, 1-month USD-LIBOR + 1.430%, 3.588%**, 6/15/2035	3,500,000	3,505,478
Banc of America Commercial Mortgage Trust, “AM”, Series 2006-3, 5.857%**, 7/10/2044	1,225,754	495,474
BBCMS Mortgage Trust, “A”, Series 2018-TALL, 144A, 1-month USD-LIBOR + 0.720%, 2.88%**, 3/15/2037	4,000,000	3,997,496
BHMS Mortgage Trust, “A”, Series 2018-ATLS, 144A, 1-month USD-LIBOR + 1.250%, 3.408%**, 7/15/2035	1,500,000	1,501,507
BX Trust, “A”, Series 2017-IMC, 144A, 1-month USD-LIBOR + 1.050%, 3.208%**, 10/15/2032	1,530,000	1,531,459
BXP Trust, “B”, Series 2017-CQHP, 144A, 1-month USD-LIBOR + 1.100%, 3.258%**, 11/15/2034	3,960,000	3,955,421
Citigroup Commercial Mortgage Trust, “M”, Series 2005-EMG, 144A, 5.5%, 9/20/2051 (f)	259,746	252,627
Cold Storage Trust, “A”, Series 2017-ICE3, 144A, 1-month USD-LIBOR + 1.000%, 3.158%**, 4/15/2036	7,000,000	7,017,389
DBCG Mortgage Trust, “A”, Series 2017-BBG, 144A, 1-month USD-LIBOR + 0.700%, 2.858%**, 6/15/2034	3,920,000	3,922,120
DBGS Mortgage Trust, “B”, Series 2018-5BP,144A, 1-month USD-LIBOR + 0.830%, 2.988%**, 6/15/2033	2,500,000	2,483,521
FHLMC Multifamily Structured Pass-Through Certificates:
“X1”, Series K058, Interest Only, 1.058%**, 8/25/2026	23,730,996	1,443,685
“X1”, Series K722, Interest Only, 1.44%**, 3/25/2023	15,764,328	734,578
GE Capital Commercial Mortgage Corp., “J”, Series 2005-C2, 144A, 5.89%**, 5/10/2043	70,251	69,917
GMAC Commercial Mortgage Securities, Inc., “B”, Series 2004-C3, 4.965%, 12/10/2041	67,683	67,703
Greenwich Capital Commercial Funding Corp., “AM”, Series 2006-GG7, 5.928%**, 7/10/2038	766,732	766,549
Hospitality Mortgage Trust, “A”, Series 2017-HIT, 144A, 1-month USD-LIBOR + 0.850%, 2.983%**, 5/8/2030	2,360,000	2,361,459
IMT Trust, “BFL”, Series 2017-APTS, 144A, 1-month USD-LIBOR + 0.950%, 3.108%**, 6/15/2034	5,000,000	4,999,992

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	21

	Principal Amount ($)	Value ($)
InTown Hotel Portfolio Trust, “C”, Series 2018-STAY, 144A, 1-month USD-LIBOR + 1.250%, 3.408%**, 1/15/2033	1,560,000	1,560,975
JPMorgan Chase Commercial Mortgage Securities Corp.:
“A3SF”, Series 2006-LDP9, 1-month USD-LIBOR + 0.155%, 2.313%** , 5/15/2047	4,466,149	4,460,417
“H”, Series 2004-CB8, 144A, 5.962%**, 1/12/2039	4,655,805	4,679,924
LB-UBS Commercial Mortgage Trust, “E”, Series 2005-C3, 4.983%, 7/15/2040	1,821,000	1,824,602
Morgan Stanley Capital Barclays Bank Trust, “B”, Series 2016-MART, 144A, 2.48%, 9/13/2031	2,000,000	1,929,827
Morgan Stanley Capital I, Inc.:
“B”, Series 2018-SUN, 144A, 1-month USD-LIBOR + 0.400%, 3.358%** , 7/15/2035	1,568,800	1,570,762
“B”, Series 2017-JWDR, 144A, 1-month USD-LIBOR + 1.200%, 3.358%** , 11/15/2034	4,000,000	4,002,500
Natixis Commercial Mortgage Securities Trust, “B”, Series 2018-850T, 144A, 1-month USD-LIBOR + 0.953%, 3.112%**, 7/15/2033	3,500,000	3,478,392
UBS Commercial Mortgage Trust:
“XA”, Series 2017-C7, Interest Only, 1.226%**, 12/15/2050	29,819,949	2,122,047
“XA”, Series 2017-C1, Interest Only, 1.762%**, 6/15/2050	25,344,055	2,538,030

Total Commercial Mortgage-Backed Securities (Cost $68,903,881)		67,273,851

Collateralized Mortgage Obligations 5.3%
Banc of America Funding Corp., “1A1”, Series 2008-R2, 144A, 6.0%, 9/25/2037	317,625	324,860
Banc of America Mortgage Securities, Inc.:
“2A3”, Series 2005-J, 3.659%**, 11/25/2035	175,473	175,455
“2A8”, Series 2003-J, 3.731%**, 11/25/2033	417,722	420,747
“A15”, Series 2006-2, 6.0%, 7/25/2046	19,839	18,839
Bear Stearns Adjustable Rate Mortgage Trust, “5A”, Series 2003-8, 3.648%**, 1/25/2034	577,921	567,645
Citigroup Mortgage Loan Trust, Inc., “8A1”, Series 2009-5, 144A, 6.0%, 6/25/2036	36,175	36,095
Credit Suisse First Boston Mortgage Securities Corp., “5A1”, Series 2004-7, 5.0%, 10/25/2019	306,788	308,664
Fannie Mae Connecticut Avenue Securities:
“1M1”, Series 2016-C03, 1-month USD-LIBOR + 2.000%, 3.216%** , 10/25/2028	427,954	432,991
“1M1”, Series 2016-C04, 1-month USD-LIBOR + 1.450%, 3.666%**, 1/25/2029	1,300,838	1,309,752
“1M1”, Series 2016-C02, 1-month USD-LIBOR + 2.150%, 4.366%**, 9/25/2028	351,802	353,208

The accompanying notes are an integral part of the financial statements.

22	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.:
“PT”, Series 3586, 1.537%**, 2/15/2038	608,862	526,897
“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	3,091,538	465,618
“CI”, Series 4104, Interest Only, 4.0%, 5/15/2041	7,812,452	1,173,337
“LG”, Series 4281, 4.0%, 1/15/2043	6,448,627	6,564,917
“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	16,312,712	3,898,008
Federal National Mortgage Association:
“9”, Series 406, Interest Only, 4.5%, 2/25/2041	3,332,146	794,422
“IX”, Series 2012-72, Interest Only, 4.5%, 7/25/2042	2,651,909	588,091
“IM”, Series 2014-72, Interest Only, 4.5%, 3/25/2044	3,507,473	727,409
“1A6”, Series 2007-W8, 6.58%**, 9/25/2037	732,961	780,984
Flagstar Mortgage Trust, “A4”, Series 2018-4, 4.0%, 7/25/2048	2,504,390	2,511,552
Freddie Mac Structured Agency Credit Risk Debt Notes:
“M2”, Series 2016-DNA3, 1-month USD-LIBOR + 2.000%, 4.216%**, 12/25/2028	2,106,687	2,134,335
“M2”, Series 2016-DNA2, 1-month USD-LIBOR + 2.200%, 4.416%**, 10/25/2028	1,988,726	2,007,564
“M2”, Series 2015-DNA3, 1-month USD-LIBOR + 2.850%, 5.066%**, 4/25/2028	3,913,107	4,051,107
“M2”, Series 2016-DNA1, 1-month USD-LIBOR + 2.900%, 5.116%**, 7/25/2028	3,309,769	3,390,436
Government National Mortgage Association:
“IT”, Series 2013-82, Interest Only, 3.5%, 5/20/2043	22,108,997	4,185,991
“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	3,673,492	585,493
“HI”, Series 2015-77, Interest Only, 4.0%, 5/20/2045	6,472,370	1,301,001
“PI”, Series 2014-108, Interest Only, 4.5%, 12/20/2039	2,574,685	495,630
“IP”, Series 2014-11, Interest Only, 4.5%, 1/20/2043	2,769,875	434,660
“IP”, Series 2014-115, Interest Only, 4.5%, 2/20/2044	1,788,486	411,396
“IO”, Series 2008-7, Interest Only, 5.5%, 3/20/2037	588,254	68,994
JPMorgan Mortgage Trust:
“A15”, Series 2018-9, 144A, 4.0%, 2/25/2049	1,650,000	1,657,196
“6A1”, Series 2005-A6, 4.75%**, 8/25/2035	746,311	752,354
Prudential Home Mortgage Securities Co., Inc., “4B”, Series 1994-A, 144A, 4.73%**, 4/28/2024	1,902	1,887
Residential Asset Mortgage Products, Inc.:
“A5”, Series 2005-SL1, 6.5%, 5/25/2032	402,010	396,926
“A3”, Series 2004-SL3, 7.5%, 12/25/2031	427,330	435,269
Residential Funding Mortgage Securities I, “A1”, Series 2005-S3, 4.75%, 3/25/2020	362,476	362,917
Verus Securitization Trust, “A1”, Series 2018-INV1, 144A, 3.626%, 3/25/2058	2,344,328	2,340,346
Washington Mutual Mortgage Pass-Through Certificates Trust, “A9”, Series 2003-S9, 5.25%, 10/25/2033	513,991	524,809

Total Collateralized Mortgage Obligations (Cost $45,285,525)		47,517,802

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	23

	Principal Amount ($)	Value ($)
Government & Agency Obligations 10.0%
Other Government Related (c) 1.7%
Africa Finance Corp., 144A, 4.375%, 4/29/2020	4,500,000	4,502,340
Corp. Andina de Fomento, 2.0%, 5/10/2019	5,620,000	5,586,569
Eurasian Development Bank, 144A, 5.0%, 9/26/2020	1,440,000	1,454,400
Vnesheconombank, 144A, 6.902%, 7/9/2020	4,000,000	4,018,000

		15,561,309

Sovereign Bonds 0.5%
Export-Import Bank of Korea, 2.5%, 11/1/2020	3,180,000	3,120,454
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023	1,000,000	985,780

		4,106,234
U.S. Treasury Obligations 7.8%
U.S. Treasury Bills:
1.966%***, 10/11/2018 (d)	280,000	279,841
2.368%***, 8/15/2019 (e)	2,590,000	2,533,176
U.S. Treasury Notes:
0.75%, 2/15/2019	16,000,000	15,904,375
1.125%, 1/15/2019	12,500,000	12,459,205
1.25%, 4/30/2019	29,000,000	28,799,492
2.875%, 5/15/2028	10,000,000	9,849,219

		69,825,308

Total Government & Agency Obligations (Cost $90,877,196)		89,492,851

Loan Participations and Assignments 0.0%
Senior Loan
Coach America Holdings, Inc., Letter of Credit, 12 month USD-LIBOR + 5.75%, 4/20/2025* (f) (Cost $715,858)	724,718	72

Convertible Bond 0.0%
Materials
GEO Specialty Chemicals, Inc., 3-month USD-LIBOR + 14.0%, 15.709% PIK**, 10/18/2025 (f) (Cost $77,764)	77,136	91,608

	Shares	Value ($)
Common Stocks 0.0%
Information Technology 0.0%
Answers Corp.*	1,110	2,775

The accompanying notes are an integral part of the financial statements.

24	|	DWS Short Duration Fund

	Shares	Value ($)
Materials 0.0%
GEO Specialty Chemicals, Inc.* (f)	32,021	5,946

Total Common Stocks (Cost $135,546)		8,721

Warrants 0.0%
Information Technology
Answers Holdings, Inc., Expiration Date 4/14/2022* (f) (Cost $356,760)	3,083	0

Securities Lending Collateral 0.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.89% (g) (h) (Cost $5,737,150)	5,737,150	5,737,150

Cash Equivalents 2.1%
DWS Central Cash Management Government Fund, 2.03% (g)	13,977,934	13,977,934
DWS ESG Liquidity Fund “Capital Shares”, 2.21% (g)	5,026,939	5,026,939

Total Cash Equivalents (Cost $19,005,376)		19,004,873

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $905,658,965)	100.7	897,955,169
Other Assets and Liabilities, Net	(0.7)	(5,844,761)

Net Assets	100.0	892,110,408

A summary of the Fund’s transactions with affiliated investments during the year ended September 30, 2018 are as follows:

Value ($) at 9/30/2017	Pur- chases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unreal ized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distri butions ($)	Number of Shares at 9/30/2018	Value ($) at 9/30/2018
Securities Lending Collateral 0.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.89% (g) (h)
7,686,415	—	1,949,265 (i)	—	—	113,959	—	5,737,150	5,737,150

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	25

Value ($) at 9/30/2017	Pur- chases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unreal ized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distri butions ($)	Number of Shares at 9/30/2018	Value ($) at 9/30/2018
Cash Equivalents 2.1%
DWS Central Cash Management Government Fund, 2.03% (g)
4,760,923	353,995,367	344,778,356	—	—	207,658	—	13,977,934	13,977,934
DWS ESG Liquidity Fund “Capital Shares”, 2.21% (g)
—	5,027,442	—	—	(503)	35,352	—	5,026,939	5,026,939
12,447,338	359,022,809	346,727,621	—	(503)	356,969	—	24,742,023	24,742,023

The following table represents a senior loan that is in default:

Security	Coupon	Maturity Date	Principal Amount ($)		Cost ($)	Value ($)
Coach America Holdings, Inc.*	12-month USD-LIBOR + 5.75%,	4/20/2025	724,718	USD	715,858	72

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of September 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at September 30, 2018 amounted to $5,443,799, which is 0.6% of net assets.

(b)	When-issued security.

(c)	Government-backed debt issued by financial companies or government sponsored enterprises.

(d)	At September 30, 2018, this security has been pledged, in whole or in part, as collateral for open swap contracts.

(e)	At September 30, 2018, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f)	Investment was valued using significant unobservable inputs.

(g)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(h)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(i)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended September 30, 2018.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

The accompanying notes are an integral part of the financial statements.

26	|	DWS Short Duration Fund

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At September 30, 2018, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
Ultra 10 Year U.S. Treasury Note	USD	12/19/2018	118	15,071,063	14,868,000	(203,063)
2 Year U.S. Treasury Note	USD	12/31/2018	1,250	263,545,769	263,417,970	(127,799)
U.S. Treasury Long Bond	USD	12/19/2018	50	7,184,483	7,025,000	(159,483)
Total net unrealized depreciation						(490,345)

At September 30, 2018, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
5 Year U.S. Treasury Note	USD	12/31/2018	818	92,612,926	92,001,486	611,440

At September 30, 2018, open interest rate swap contracts were as follows:

Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
Fixed — 2.993% Semi-Annually	Floating — 3-Month LIBOR Quarterly	12/18/2018 12/18/2020	46,076,416	USD	72,022	—	72,022

Currency Abbreviations
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts and interest rate swap contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	27

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (j)
Corporate Bonds	$—	$505,148,319	$—	$505,148,319
Mortgage-Backed Securities Pass-Throughs	—	4,830,955	—	4,830,955
Asset-Backed	—	158,848,967	—	158,848,967
Commercial Mortgage-Backed Securities	—	67,021,224	252,627	67,273,851
Collateralized Mortgage Obligations	—	47,517,802	—	47,517,802
Government & Agency Obligations	—	89,492,851	—	89,492,851
Loan Participations and Assignments	—	—	72	72
Convertible Bond	—	—	91,608	91,608
Common Stocks (j)	—	2,775	5,946	8,721
Warrants	—	—	0	0
Short-Term Investments (j)	24,742,023	—	—	24,742,023
Derivatives (k)
Futures Contracts	611,440	—	—	611,440
Interest Rate Swap Contracts	—	72,022	—	72,022
Total	$25,353,463	$872,934,915	$350,253	$898,638,631

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (k)
Futures Contracts	$(490,345)	$—	$—	$(490,345)
Total	$(490,345)	$—	$—	$(490,345)

During the year ended September 30, 2018, the amount of transfers between Level 2 and Level 3 was $346,393. The investment was transferred from Level 2 to Level 3 due to the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting year.

(j)	See Investment Portfolio for additional detailed categorizations.

(k)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and interest rate swap contracts.

The accompanying notes are an integral part of the financial statements.

28	|	DWS Short Duration Fund

Statement of Assets and Liabilities

as of September 30, 2018

Assets
Investments in non-affiliated securities, at value (cost $880,916,439) — including $5,443,799 of securities loaned	$873,213,146
Investment in DWS Government & Agency Securities Portfolio (cost $5,737,150)*	5,737,150
Investment in affiliated securities, at value (cost $19,005,376)	19,004,873
Cash	37,434
Foreign currency, at value (cost $231,820)	229,307
Receivable for investments sold	3,969,354
Receivable for Fund shares sold	1,808,864
Dividends receivable	8,410
Interest receivable	5,783,216
Other assets	40,838
Total assets	909,832,592

Liabilities
Payable upon return of securities loaned	5,737,150
Payable for investments purchased — when-issued securities	10,160,000
Payable for Fund shares redeemed	788,361
Payable for variation margin on futures contracts	8,145
Payable for variation margin on centrally cleared swaps	13,352
Accrued management fee	187,079
Accrued Trustees’ fees	10,865
Other accrued expenses and payables	817,232
Total liabilities	17,722,184
Net assets, at value	$892,110,408

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	29

Statement of Assets and Liabilities as of September 30, 2018

Net Assets Consist of
Distributable earnings (loss)	$(111,343,975)
Paid-in capital	1,003,454,383
Net assets, at value	$892,110,408

Net Asset Value
Class A
Net Asset Value and redemption price per share ($148,999,384 ÷ 17,454,533 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.54
Maximum offering price per share (100 ÷ 97.25 of $8.54)	$8.78
Class T
Net Asset Value and redemption price per share ($10,145 ÷ 1,188 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.54
Maximum offering price per share (100 ÷ 97.50 of $8.54)	$8.76
Class C
Net Asset Value, offering and redemption (subject to contingent deferred sales charge) price per share ($62,576,691 ÷ 7,336,039 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.53
Class R6
Net Asset Value, offering and redemption price per share ($139,207 ÷ 16,285 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.55
Class S
Net Asset Value, offering and redemption price per share ($551,815,049 ÷ 64,460,745 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.56
Institutional Class
Net Asset Value, offering and redemption price per share ($128,569,932 ÷ 15,043,967 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.55

The accompanying notes are an integral part of the financial statements.

30	|	DWS Short Duration Fund

Statement of Operations

for the year ended September 30, 2018

Investment Income
Income:
Interest (net of foreign taxes withheld of $250)	$26,977,626
Income distributions from affiliated Underlying Funds	243,010
Securities lending income, net of borrower rebates	113,959
Total income	27,334,595
Expenses:
Management fee	3,235,560
Administration fee	886,455
Services to shareholders	1,343,478
Distribution and service fees	1,222,092
Custodian fee	36,491
Professional fees	118,322
Reports to shareholders	92,863
Registration fees	109,186
Trustees’ fees and expenses	42,143
Other	83,663
Total expenses before expense reductions	7,170,253
Expense reductions	(1,148,816)
Total expenses after expense reductions	6,021,437
Net investment income	21,313,158

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Non-affiliated Investments	(1,055,754)
Swap contracts	(22,833)
Futures	(1,869,310)
Forward foreign currency contracts	(149,355)
Foreign currency	43,685
(3,053,567)
Change in net unrealized appreciation (depreciation) on:
Affiliated investments	(503)
Non-affiliated investments	(12,344,103)
Swap contracts	72,022
Futures	664,252
Forward foreign currency contracts	239,961
Foreign currency	(308)
(11,368,679)
Net gain (loss)	(14,422,246)
Net increase (decrease) in net assets resulting from operations	$6,890,912

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	31

Statements of Changes in Net Assets

	Years Ended September 30,
Increase (Decrease) in Net Assets	2018	2017
Operations:
Net investment income	$21,313,158	$18,630,762
Net realized gain (loss)	(3,053,567)	(485,343)
Change in net unrealized appreciation (depreciation)	(11,368,679)	1,182,450
Net increase (decrease) in net assets resulting from operations	6,890,912	19,327,869
Distributions to shareholders:
Class A	(3,730,525)	(4,965,084)
Class T	(248)	(84)*
Class C	(1,438,137)	(2,115,591)
Class R6	(5,449)	(5,729)
Class S	(14,665,613)	(15,162,713)
Institutional Class	(2,968,752)	(2,086,362)
Total distributions	(22,808,724)	(24,335,563)**
Fund share transactions:
Proceeds from shares sold	413,859,758	308,483,496
Reinvestment of distributions	20,600,408	21,715,438
Cost of shares redeemed	(404,370,952)	(438,541,648)
Net increase (decrease) in net assets from Fund share transactions	30,089,214	(108,342,714)
Increase (decrease) in net assets	14,171,402	(113,350,408)
Net assets at beginning of period	877,939,006	991,289,414
Net assets at end of year	$892,110,408	$877,939,006 ***

*	For the period from June 5, 2017 (commencement of operations of Class T) to September 30, 2017.

**	Includes distributions from net investment income.

***	Includes undistributed net investment income of $1,466,539.

The accompanying notes are an integral part of the financial statements.

32	|	DWS Short Duration Fund

Financial Highlights

	Years Ended September 30,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$8.69	$8.74	$8.82	$9.09	$9.18
Income (loss) from investment operations:
Net investment income[a]	.20	.17	.15	.14	.19
Net realized and unrealized gain (loss)	(.14)	.01	(.01)	(.19)	(.06)
Total from investment operations	.06	.18	.14	(.05)	.13
Less distributions from:
Net investment income	(.21)	(.23)	(.22)	(.22)	(.22)
Net asset value, end of period	$8.54	$8.69	$8.74	$8.82	$9.09
Total Return (%)[b,c]	.73	2.06	1.65	(.54)	1.45

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	149	158	243	341	459
Ratio of expenses before expense reductions (%)	.88	.88	.89	.87	.86
Ratio of expenses after expense reductions (%)	.79	.80	.80	.80	.84
Ratio of net investment income (%)	2.29	1.99	1.77	1.60	2.06
Portfolio turnover rate (%)	40	32	58	34	85

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	33

Class T	Year Ended 9/30/18	Period Ended 9/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$8.69	$8.70
Income (loss) from investment operations:
Net investment income[b]	.20	.04
Net realized and unrealized gain (loss)	(.14)	.02
Total from investment operations	.06	.06
Less distributions from:
Net investment income	(.21)	(.07)
Net asset value, end of period	$8.54	$8.69
Total Return (%)[c,d]	.73	.73	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10	10
Ratio of expenses before expense reductions (%)	.88	1.00	*
Ratio of expenses after expense reductions (%)	.79	.80	*
Ratio of net investment income (%)	2.31	1.96	*
Portfolio turnover rate (%)	40	32	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to September 30, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Funds’s portfolio turnover rate for the year ended September 30, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

34	|	DWS Short Duration Fund

	Years Ended September 30,
Class C	2018	2017		2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$8.68	$8.73		$8.81	$9.08	$9.17
Income (loss) from investment operations:
Net investment income[a]	.13	.11		.09	.08	.12
Net realized and unrealized gain (loss)	(.13)	.00	*	(.01)	(.20)	(.06)
Total from investment operations	.00 *	.11		.08	(.12)	.06
Less distributions from:
Net investment income	(.15)	(.16)		(.16)	(.15)	(.15)
Net asset value, end of period	$8.53	$8.68		$8.73	$8.81	$9.08
Total Return (%)[b,c]	(.03)	1.29		.89	(1.28)	.69

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	97		133	159	206
Ratio of expenses before expense reductions (%)	1.63	1.64		1.64	1.63	1.62
Ratio of expenses after expense reductions (%)	1.54	1.55		1.55	1.55	1.59
Ratio of net investment income (%)	1.53	1.23		1.03	.85	1.31
Portfolio turnover rate (%)	40	32		58	34	85

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	35

	Years Ended September 30,					Period Ended
Class R6	2018	2017		2016	2015	9/30/14[a]

Selected Per Share Data
Net asset value, beginning of period	$8.70	$8.75		$8.84	$9.12	$9.14
Income (loss) from investment operations:
Net investment income[b]	.22	.19		.18	.18	.02
Net realized and unrealized gain (loss)	(.14)	.01		(.02)	(.21)	(.02)
Total from investment operations	.08	.20		.16	(.03)	.00	***
Less distributions from:
Net investment income	(.23)	(.25)		(.25)	(.25)	(.02)
Net asset value, end of period	$8.55	$8.70		$8.75	$8.84	$9.12
Total Return (%)	.98 [c]	2.31	[c]	1.79 [c]	(.34)[c]	.01	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	139	238		10	10	10
Ratio of expenses before expense reductions (%)	.57	.56		.75	.76	.52	*
Ratio of expenses after expense reductions (%)	.54	.55		.55	.55	.52	*
Ratio of net investment income (%)	2.52	2.22		2.04	1.97	2.45	*
Portfolio turnover rate (%)	40	32		58	34	85	[d]

[a]	For the period from August 25, 2014 (commencement of operations) to September 30, 2014.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2014.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

36	|	DWS Short Duration Fund

	Years Ended September 30,
Class S	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$8.72	$8.76	$8.85	$9.12	$9.20
Income (loss) from investment operations:
Net investment income[a]	.22	.19	.18	.17	.21
Net realized and unrealized gain (loss)	(.15)	.02	(.02)	(.19)	(.04)
Total from investment operations	.07	.21	.16	(.02)	.17
Less distributions from:
Net investment income	(.23)	(.25)	(.25)	(.25)	(.25)
Net asset value, end of period	$8.56	$8.72	$8.76	$8.85	$9.12
Total Return (%)[b]	.87	2.43	1.79	(.28)	1.82

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	552	522	570	744	1,045
Ratio of expenses before expense reductions (%)	.69	.70	.70	.69	.68
Ratio of expenses after expense reductions (%)	.54	.55	.55	.55	.59
Ratio of net investment income (%)	2.55	2.23	2.02	1.87	2.31
Portfolio turnover rate (%)	40	32	58	34	85

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	37

	Years Ended September 30,
Institutional Class	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$8.70	$8.74	$8.83	$9.10	$9.18
Income (loss) from investment operations:
Net investment income[a]	.22	.19	.18	.16	.21
Net realized and unrealized gain (loss)	(.14)	.02	(.03)	(.19)	(.04)
Total from investment operations	.08	.21	.15	(.03)	.17
Less distributions from:
Net investment income	(.23)	(.25)	(.24)	(.24)	(.25)
Net asset value, end of period	$8.55	$8.70	$8.74	$8.83	$9.10
Total Return (%)[b]	.98	2.43	1.79	(.28)	1.82

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	129	100	45	83	52
Ratio of expenses before expense reductions (%)	.64	.64	.61	.61	.60
Ratio of expenses after expense reductions (%)	.54	.55	.55	.55	.59
Ratio of net investment income (%)	2.55	2.20	2.01	1.77	2.28
Portfolio turnover rate (%)	40	32	58	34	85

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

38	|	DWS Short Duration Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Short Duration Fund (formerly Deutsche Short Duration Fund) (the “Fund”) is a diversified series of Deutsche DWS Income Trust (formerly Deutsche Income Trust) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Effective October 1, 2018, Class T shares will be closed to new purchases, except in connection with the investment of dividends. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

DWS Short Duration Fund	|	39

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

40	|	DWS Short Duration Fund

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

DWS Short Duration Fund	|	41

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended September 30, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by DWS Investment Management Americas, Inc. As of September 30, 2018, the Fund invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas, Inc. receives a management/administration fee (0.14% annualized effective rate as of September 30, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2018, the Fund had securities on loan, all of which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the

42	|	DWS Short Duration Fund

Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2018, the Fund had a net tax basis capital loss carryforward of approximately $104,324,000, including $7,362,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2019, the respective expiration dates, whichever occurs first; and approximately $96,962,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($46,212,000) and long-term losses ($50,750,000).

The Fund has reviewed the tax positions for the open tax years as of September 30, 2018 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily

DWS Short Duration Fund	|	43

relate to premium amortization on debt securities, futures contracts, swap contracts, paydown losses on mortgage securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2018, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$1,963,958
Capital loss carryforwards	$(104,324,000)
Net unrealized appreciation (depreciation) on investments	$(8,981,786)

At September 30, 2018, the aggregate cost of investments for federal income tax purposes was $907,008,977. The net unrealized depreciation for all investments based on tax cost was $8,981,786. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $6,155,730 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $15,137,516.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2018	2017
Distributions from ordinary income*	$22,808,724	$24,335,563

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an

44	|	DWS Short Duration Fund

identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment,

DWS Short Duration Fund	|	45

or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended September 30, 2018, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of September 30, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended September 30, 2018, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $46,076,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2018, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended September 30, 2018, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $97,554,000 to $285,311,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $31,373,000 to $92,001,000.

46	|	DWS Short Duration Fund

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2018, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

There were no open forward currency contracts as of September 30, 2018. For the year ended September 30, 2018, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $23,547,000 and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $17,853,000.

The following tables summarize the value of the Fund’s derivative instruments held as of September 30, 2018 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$611,440	$72,022	$683,462

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)

Includes cumulative appreciation of futures contracts and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

DWS Short Duration Fund	|	47

Liability Derivatives	Futures Contracts
Interest Rate Contracts (b)	$(490,345)

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(b)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2018 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (c)	$(149,355)	$—	$—	$(149,355)
Interest Rate Contracts (c)	—	(22,833)	(1,869,310)	(1,892,143)
	$(149,355)	$(22,833)	$(1,869,310)	$(2,041,498)

Each of the above derivatives is located in the following Statement of Operations accounts:

(c)	Net realized gain (loss) from forward foreign currency contracts, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (d)	$239,961	$—	$—	$239,961
Interest Rate Contracts (d)	—	72,022	664,252	736,274
	$239,961	$72,022	$664,252	$976,235

Each of the above derivatives is located in the following Statement of Operations accounts:

(d)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts, swap contracts and futures, respectively

C. Purchases and Sales of Securities

During the year ended September 30, 2018, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$354,665,377	$315,932,899
U.S. Treasury Obligations	$28,303,775	$33,682,465

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA

48	|	DWS Short Duration Fund

(“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund’s average daily net assets	.365%
Next $500 million of such net assets	.340%
Next $1.0 billion of such net assets	.315%
Next $1.0 billion of such net assets	.300%
Next $1.0 billion of such net assets	.285%
Next $1.0 billion of such net assets	.270%
Over $6.0 billion of such net assets	.255%

Accordingly, for the year ended September 30, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.365% of the Fund’s average daily net assets.

For the period from October 1, 2017 through January 31, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.79%
Class T	.79%
Class C	1.54%
Class R6	.54%
Class S	.54%
Institutional Class	.54%

For the year ended September 30, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$134,617
Class T	9
Class C	77,444
Class R6	58
Class S	831,800
Institutional Class	104,888
$1,148,816

DWS Short Duration Fund	|	49

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2018, the Administration Fee was $886,455, of which $73,245 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended September 30, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2018
Class A	$28,365	$9,305
Class T	19	7
Class C	5,716	1,864
Class R6	77	25
Class S	214,954	70,356
Institutional Class	2,687	937
	$251,818	$82,494

In addition, for the year ended September 30, 2018, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to Shareholders”, were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$126,870
Class C	77,682
Class S	655,842
Institutional Class	110,149
$970,543

Distribution and Service Fees. Under the Fund’s Class C 12b-1 plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements

50	|	DWS Short Duration Fund

with various firms at various rates for sales of Class C shares. For the year ended September 30, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2018
Class C	$639,154	$38,939

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T and C shareholders at an annual rate of up to 0.25% of average daily net assets. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2018	Annual Rate
Class A	$369,915	$92,337	.24%
Class T	17	10	.16%
Class C	213,006	45,439	.25%
	$582,938	$137,786

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2018 aggregated $6,130.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2018, the CDSC for Class C shares aggregated $3,723. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2018, DDI received $6,063 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended September 30, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $21,248, of which $14,643 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed

DWS Short Duration Fund	|	51

by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended September 30, 2018, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $8,358.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2018.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Dollars	Shares		Dollars

Shares sold
Class A	5,457,524	$46,855,252	3,323,266		$28,888,226
Class T	—	—	1,149	*	10,000	*
Class C	612,600	5,264,930	787,925		6,845,356
Class R6	—	—	25,515		222,611
Class S	30,395,620	261,871,082	20,229,214		176,338,433
Institutional Class	11,611,962	99,868,494	11,053,689		96,178,870
		$413,859,758			$308,483,496

52	|	DWS Short Duration Fund

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	390,795	$3,353,277	520,499	$4,520,845
Class T	29	248	10 *	84 *
Class C	154,989	1,329,665	220,065	1,909,399
Class R6	634	5,449	659	5,729
Class S	1,504,696	12,944,098	1,515,300	13,194,501
Institutional Class	345,636	2,967,671	239,821	2,084,880
		$20,600,408		$21,715,438

Shares redeemed
Class A	(6,583,016)	$(56,533,828)	(13,518,006)	$(117,451,306)
Class C	(4,643,797)	(39,798,197)	(5,075,055)	(44,077,878)
Class R6	(11,643)	(99,732)	(40)	(350)
Class S	(27,293,279)	(235,058,485)	(26,919,473)	(234,642,229)
Institutional Class	(8,461,869)	(72,880,710)	(4,867,306)	(42,369,885)
		$(404,370,952)		$(438,541,648)

Net increase (decrease)
Class A	(734,697)	$(6,325,299)	(9,674,241)	$(84,042,235)
Class T	29	248	1,159 *	10,084 *
Class C	(3,876,208)	(33,203,602)	(4,067,065)	(35,323,123)
Class R6	(11,009)	(94,283)	26,134	227,990
Class S	4,607,037	39,756,695	(5,174,959)	(45,109,295)
Institutional Class	3,495,729	29,955,455	6,426,204	55,893,865
		$30,089,214		$(108,342,714)

*	For the period from June 5, 2017 (commencement of operations of Class T) to September 30, 2017.

DWS Short Duration Fund	|	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Income Trust and Shareholders of DWS Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Short Duration Fund (one of the funds constituting Deutsche DWS Income Trust, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

54	|	DWS Short Duration Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2018

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

DWS Short Duration Fund	|	55

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2018 to September 30, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

56	|	DWS Short Duration Fund

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2018 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/18	$1,009.10	$1,009.10	$1,005.30	$1,010.40	$1,010.40	$1,010.40
Expenses Paid per $1,000*	$3.98	$3.98	$7.74	$2.72	$2.72	$2.72

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/18	$1,021.11	$1,021.11	$1,017.35	$1,022.36	$1,022.36	$1,022.36
Expenses Paid per $1,000*	$4.00	$4.00	$7.79	$2.74	$2.74	$2.74

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
DWS Short Duration Fund	.79%	.79%	1.54%	.54%	.54%	.54%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

A total of 2% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Short Duration Fund	|	57

Advisory Agreement Board Considerations

and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Short Duration Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

During	the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

58	|	DWS Short Duration Fund

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2017.

DWS Short Duration Fund	|	59

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages a DWS Europe Fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund.

60	|	DWS Short Duration Fund

The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the

DWS Short Duration Fund	|	61

Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

62	|	DWS Short Duration Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	86	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	86	Portland General Electric[2] (utility company) (2003– present)

DWS Short Duration Fund	|	63

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	86	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	86	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	86	—

64	|	DWS Short Duration Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	86	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	86	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	86	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	86	—

DWS Short Duration Fund	|	65

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	86	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,10] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

66	|	DWS Short Duration Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

[10]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Short Duration Fund	|	67

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

68	|	DWS Short Duration Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	PPIAX	PPITX	PPLCX	DBPIX	PPILX
CUSIP Number	25155T 627	25155T 288	25155T 593	25155T 585	25155T 577
Fund Number	418	1733	718	822	1422

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	PPLZX
CUSIP Number	25155T 452
Fund Number	1634

DWS Short Duration Fund	|	69

Notes

Notes

DSDF-2

(R-024423-8 11/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

dWS Short Duration Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$89,353	$0	$0	$0
2017	$88,032	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to DWS Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$0	$0
2017	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$0	$0	$0	$0
2017	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

Pursuant to PCAOB Rule 3526, PwC is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between PwC, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on PwC’s independence. Pursuant to PCAOB Rule 3526, PwC has reported the matters set forth below that may reasonably be thought to bear on PwC’s independence. In its PCAOB Rule 3526 communications to the Audit Committee, PwC affirmed that they are independent accountants with respect to the DWS Funds, within the meaning of PCAOB Rule 3520. PwC also informed the Audit Committee that they concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within PwC’s audit of the financial statements of the Fund. Finally, PwC confirmed to the Audit Committee that they can continue to serve as the independent registered public accounting firm for the Fund.

•	PwC advised the Fund’s Audit Committee that covered persons within PwC that provided non-audit services to entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”) maintained financial relationships with investment companies within the DWS Funds Complex. PwC informed the Audit Committee that these financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. PwC reported that the breaches have been resolved and that, among other things, the breaches (i) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (ii) involved professionals whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iii) involved professionals that did not provide any consultation to the audit engagement team of the Fund.
•	PwC advised the Fund’s Audit Committee of certain lending relationships of PwC with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that PwC had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. PwC’s lending relationships affect PwC’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

PwC stated that, in each lending relationship, (i) PwC believes that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by PwC, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that they are independent accountants within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2018

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/29/2018